SUBSEQUENT EVENT	12 Months Ended
Nov. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENT

NOTE 9 — SUBSEQUENT EVENT

On January 9, 2024, the Company announced the completion of its previously announced business combination. In connection with the Business Combination, Alset changed its name from Alset Capital Acquisition Corp. to HWH International Inc.

As a result of the Business Combination, each share of Class A common stock was cancelled and converted into shares of the Company’s common stock, on the terms set forth in the Merger Agreement, dated September 9, 2022. Pursuant to the terms of the Merger Agreement, the aggregate number of shares of Company common stock that was delivered as consideration in the Business Combination was 12,500,000 shares.

Also, as a result of the Business Combination, each outstanding share of Class B common stock, with par value of $0.0001 per share, of Alset (the “Class B Common Stock”), automatically converted into one share of Class A common stock, with $0.0001 par value per share, of Alset (the “Class A Common Stock”), and then subsequently converted into one share of Company common stock.

In lieu of the Company tendering the full amount of Deferred Underwriting Commission, the Company and EF Hutton entered into the Satisfaction Agreement, pursuant to which EF Hutton accepted a combination of $325,000 in cash (the “Cash Payment”) upon the closing of the business combination, 149,443 shares of the Company’s common stock (the “Shares”) and a $1,184,375 promissory note (the “Promissory Note”) as full satisfaction of the Deferred Underwriting Commission.

1,942,108 shares of the Company’s common stock were redeemed in connection with the Business Combination at a redemption price of $10.66 per share. Following the Business Combination, 909,875 new shares of the Company’s common stock were issued in connection with the conversion of rights into HWH common shares.